UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

AIRGATE PCS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	027455 (Commission File Number)	58-2422929 (IRS Employer Identification No.)

Harris Tower, 233 Peachtree Street, N.E.
Suite 1700
Atlanta, Georgia 30303
(Address of Principal
Executive Offices)

(404) 525-7272
(Registrant’s area code)

None
(Former name or former since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and restates the Current Report on Form 8-K of AirGate PCS, Inc., filed with the Securities and Exchange Commission on January 26, 2005.

Item 1.01.      Entry into a Material Definitive Agreement.

     On January 25, 2005, AirGate PCS, Inc., a Delaware corporation (the “Company”), entered into a supplemental indenture (each, a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”) to each of (1) the Indenture, dated as of February 20, 2004, by and among the Company, as issuer, the guarantors named therein (the “Guarantors”), and The Bank of New York, as trustee, under which the Company’s 9.375% Senior Subordinated Secured Notes due 2009 (the “9.375% Notes”) were issued (the “9.375% Notes Indenture”), and (2) the Indenture, dated as of October 25, 2004, by and among the Company, as issuer, the Guarantors, and The Bank of New York Trust Company, N.A., as trustee, under which the Company’s First Priority Senior Secured Floating Rate Notes due 2011 (the “Floating Rate Notes”) were issued (the “Floating Rate Notes Indenture” and, together with the 9.375% Notes Indenture, the “Indentures”). The Supplemental Indentures amend the definition of “Change of Control” in each of the two Indentures so that the Company’s previously announced merger with Alamosa Holdings, Inc. (the “Merger”) does not constitute a “Change of Control” under the Indentures. The effectiveness of the Supplemental Indentures is conditioned upon the consummation of the Merger on or before June 30, 2005.

Item 8.01.      Other Events.

     On January 26, 2005, the Company announced the expiration of its consent solicitation relating to the 9.375% Notes and the Floating Rate Notes pursuant to its Consent Solicitation Statement, dated January 11, 2005 (the “Consent Solicitation”). In the Consent Solicitation, consents representing approximately 97% and 92% of the aggregate principal amount of outstanding 9.375% Notes and Floating Rate Notes, respectively, were validly delivered. The Company also announced that in connection with the expiration of the Consent Solicitation, it intended to promptly execute a supplemental indenture to each of the indentures under which each series of Notes was issued, to be operative upon completion of the Merger. A copy of the Company’s press release relating to this matter is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits

99.1*           Press Release, dated January 26, 2005.

* Previously filed as Exhibit 99.1 to the current report on Form 8-K filed by AirGate with the Commission on January 26, 2005 (SEC File No. 000-27455).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC.
Date: January 28, 2005	By:	/s/ William J. Loughman
William J. Loughman
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1*	Press Release, dated January 26, 2005.

* Previously filed as Exhibit 99.1 to the current report on Form 8-K filed by AirGate with the Commission on January 26, 2005 (SEC File No. 000-27455).